EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to
18 U.S.C. Section 1350,
As Adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Narsi Narayanan, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of ClearOne Communications, Inc. on Form 10-K for the year ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of ClearOne Communications, Inc.

Date: March 30, 2011	By:	/s/ Narsi Narayanan
Narsi Narayanan
Vice President of Finance

A signed original of the written statement above required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to ClearOne Communications, Inc. and will be retained by ClearOne Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.